ContiFinancial Corporation
4th quarter EPS calculation

                             Primary

                                                                                                                           Weighted
                                                                                         # of shares      weighting      Ave. Shares
                                                                                        --------------    -----------    -----------

Continental Grain Shares                                                                   35,918,421            100%    35,918,421

Shares Issued in IPO                                                                        7,130,000            100%     7,130,000

Shares Acquired through exercise of options                                                     1,996            100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                             1,996            100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                            53,220            100%        53,220

Shares Aquired Through Accelerated Vesting -11/19/96                                            1,836            100%         1,836

Shares Acquired through exercise of options - 1/23/97                                           5,991             74%         4,433

Shares Acquired through exercise of options - 2/19/97                                           3,395             44%         1,494



Effect of restricted shares:
          Effect from Jan 1-  Mar 31, 1997
                 Unamortized deferred comp. @ 12/31/96                   17,034,752
                 Unamortized deferred comp. @ 3/31/97                    15,754,726
                                                                         -----------
                                                                         32,789,478
                                                                         ===========
                 Average unamortized def. comp. during the period                          16,394,739

                 Tax benefit on assumed exercise:

                           Total Restricted Shares                        1,245,551
                           Ave. Market Price (1/1-3/30)                      36.115
                                                                         -----------
                           Value                                         44,983,074
                                                                         ===========
                           Tax Effect (40%)                              17,993,230
                           Tax Effect of compensation                    10,462,628
                                                                         -----------
                                                                                            7,530,601
                                                                                        --------------

          Total Assumed Proceeds                                                           23,925,340
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                    23,925,340
                 Ave. Market Price (1/1-3/30)                                                  36.115
                                                                                        --------------
                           Number of Shares                                                   662,477
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Restricted Shares                                                          1,245,551
                 Repurchase Shares                                                            662,477
                                                                                        --------------
                           Incremental Shares                                                 583,074            100%       583,074


                                                                                        ==============





Effect of Options:


          Options Exercised:

                 Number of Options                                            5,991
                 Offering Price                                               21.11
                                                                         -----------
                 Proceeds on exercising options                                               126,470

                 Tax Effect:
                           Options Exercised                                  5,991
                           Ave. Market Price ( from 1/1 - 1/23)              36.336
                                                                         -----------
                           value                                            217,689
                                                                         ===========
                           Tax Effect (40.0%)                                87,076
                           Tax Effect of compensation                        50,588
                                                                         -----------
                                                                                               36,488
                                                                                        --------------

          Total Assumed Proceeds                                                              162,958
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                       162,958
                 Ave. Market Price ( from 1/1 - 1/23)                                          36.336
                                                                                        --------------
                           Number of Shares                                                  4,484.74
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                                5,991
                 Repurchase Shares                                                           4,484.74
                                                                                        --------------
                           Incremental Shares                                                1,506.26          26%           392
                                                                                        ==============

          Options Exercised:

                 Number of Options                                            3,395
                 Offering Price                                               21.11
                                                                         -----------
                 Proceeds on exercising options                                                71,668

                 Tax Effect:
                           Options Exercised                                  3,395
                           Ave. Market Price ( from 1/1 - 2/19)              36.636
                                                                         -----------
                           Value                                            124,379
                                                                         ===========
                           Tax Effect (40.0%)                                49,752
                           Tax Effect of compensation                        28,667
                                                                         -----------
                                                                                               21,084
                                                                                        --------------

          Total Assumed Proceeds                                                               92,753
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                        92,753
                 Ave. Market Price ( from 1/1 - 2/6)                                           36.636
                                                                                        --------------
                           Number of Shares                                                     2,532
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                                3,395
                 Repurchase Shares                                                              2,532

                                                                                        --------------
                           Incremental Shares                                                     863             56%           483
                                                                                        ==============

          Options Remaining:

                 Number of Options, net of cancelled and exercised        2,484,730
                 Offering Price                                               21.11
                                                                         -----------
                 Proceeds on exercising options                                            52,452,650

                 Tax Effect:
                           Options Exercised                              2,484,730
                           Ave. Market Price (from 1/1 - 3/31)               36.115
                                                                         -----------
                           Value                                         89,736,024
                                                                         ===========
                           Tax Effect (40%)                              35,894,410
                           Tax Effect of compensation                    20,981,060
                                                                         -----------
                                                                                           14,913,349
                                                                                        --------------

          Total Assumed Proceeds                                                           67,366,000
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                    67,366,000
                 Ave. Market Price (from 1/1 - 3/31)                                           36.115
                                                                                        --------------
                           Number of Shares                                                 1,865,319
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                            2,484,730
                 Repurchase Shares                                                       1,865,319.11
                                                                                        --------------
                           Incremental Shares                                                 619,411            100%       619,411
                                                                                        ==============


Weighted Average Shares                                                                                                  44,316,757
                                                                                                                         ===========
Fourth quarter income                                                                                                    32,030,000
                                                                                                                         ===========
Primary Earnings Per Share                                                                                                    $0.72


ContiFinancial Corporation
4th quarter EPS calculation
                                                 Fully Diluted
                                                                                                                        Weighted
                                                                                        # of shares        weighting    Ave. Shares
                                                                                        --------------    -----------    -----------

Continental Grain Shares                                                                   35,918,421.00         100%    35,918,421

Shares Issued in IPO                                                                        7,130,000.00         100%     7,130,000

Shares Acquired through exercise of options                                                     1,996.00         100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                             1,996.00         100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                            53,200.00         100%        53,200

Shares Aquired Through Accelerated Vesting -11/19/96                                            1,836.00         100%         1,836

Shares Acquired through exercise of options - 1/23/97                                           5,991.00          74%         4,433

Shares Acquired through exercise of options - 2/19/97                                           3,395.00          44%         1,494


Effect of Restricted Shares:
          Effect through  March 31, 1997
          Assumed Proceeds:
                 Unamortized deferred comp. @ 3/31/97                                      15,754,726
                                                                                        --------------

                 Tax benefit on assumed exercise:

                     Total Restricted Shares                                 1,245,551
                     Higher of Ave. Market Price (for quarter)or
                     ending market price                                        36.115
                                                                           -----------
                       Value                                                44,983,074
                                                                           ===========
                       Tax Effect (40%)                                     17,993,230
                       Tax Effect of compensation                           10,462,628
                                                                           -----------
                                                                                            7,530,601
                                                                                        --------------

          Total Assumed Proceeds                                                           23,285,327
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                    23,285,327
                 Market Price (3/31)                                                           36.115
                                                                                        --------------
                           Number of Shares                                                   644,755
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Restricted Shares                                                          1,245,551
                 Repurchase Shares                                                            644,755
                                                                                        --------------
                           Incremental Shares                                                 600,796            100.00%    600,796
                                                                                        ==============

Effect of Options:

          Options Exercised:

          Options Exercised:

                 Number of Options                                            5,991
                 Offering Price                                               21.11
                                                                         -----------
                 Proceeds on exercising options                                               126,470

                 Tax Effect:
                           Options Exercised                                  5,991
                           Price @ exercise date                             37.500
                                                                         -----------
                           Value                                            224,663
                                                                         ===========
                           Tax Effect (40.0%)                                89,865
                           Tax Effect of compensation                        50,588
                                                                         -----------
                                                                                               39,277
                                                                                        --------------

          Total Assumed Proceeds                                                              165,747
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                       165,747
                 Price @ exercise date                                                         37.500
                                                                                        --------------
                           Number of Shares                                                     4,420
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                                5,991
                 Repurchase Shares                                                           4,419.92
                                                                                        --------------
                           Incremental Shares                                                   1,571             26%           408
                                                                                        ==============

          Options Exercised:

                 Number of Options                                            3,395
                 Offering Price                                               21.00
                                                                         -----------
                 Proceeds on exercising options                                                71,295

                 Tax Effect:
                           Options Exercised                                  3,395
                           Price @ exercise date                             37.375
                                                                         -----------
                           Value                                            126,888
                                                                         ===========
                           Tax Effect (40.0%)                                50,755
                           Tax Effect of compensation                        28,518
                                                                         -----------
                                                                                               22,237
                                                                                        --------------

          Total Assumed Proceeds                                                               93,532
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                        93,532
                 Price @ exercise date                                                         37.375
                                                                                        --------------
                           Number of Shares                                                  2,502.54
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                                3,395
                 Repurchase Shares                                                              2,503
                                                                                        --------------
                           Incremental Shares                                                     892             56%           500
                                                                                        ==============

          Options Remaining:

                 Number of Options                                        2,484,730
                 Offering Price                                               21.11
                                                                         -----------
                 Proceeds on exercising options                                            52,452,650

                 Tax Effect:
                           Options Exercised                              2,484,730
                           Higher of Ave. Market Price
                           (for quarter) or ending mkt price                 36.115
                                                                         -----------
                           Estimated value                               89,736,024
                                                                         ===========
                           Tax Effect (40%)                              35,894,410
                           Tax Effect of compensation                    20,981,060
                                                                         -----------
                                                                                           14,913,349
                                                                                        --------------

          Total Assumed Proceeds                                                           67,366,000
                                                                                        ==============

          Repurchase Shares on Market
                 Total Assumed Proceeds                                                    67,366,000
                 Higher of Ave. Market Price (for month) or ending mkt price                   36.115
                                                                                        --------------
                           Number of Shares                                                 1,865,319
                                                                                        ==============

          Incremental Shares Considered to be Outstanding
                 Granted Options                                                            2,484,730
                 Repurchase Shares                                                          1,865,319
                                                                                        --------------
                           Incremental Shares                                                 619,411            100.00%    619,411
                                                                                        ==============


Weighted Average Shares                                                                                                  44,334,491
                                                                                                                         ===========
Fourth quarter income                                                                                                    32,030,000
                                                                                                                         ===========
                                                                                                                         ===========
Fully Dilutive Earnings Per Share                                                                                             $0.72

                                                                                                                         ===========


ContiFinancial Corporation
Calculation of Earnings Per Share - Fiscal Year ended March 31, 1997

          Primary
Net Income                 106,004,000

Weighted Average Shares
1st Quarter                 43,898,281
2nd Quarter                 43,914,518
3rd Quarter                 44,230,824
4th Quarter                 44,316,757
                           ------------
  Average                   44,090,095
                           ------------

                           ============
Year-to-date Primary EPS         $2.40
                           ============


          Fully Dilutive
Net Income                 106,004,000

Weighted Average Shares
1st Quarter                 44,043,368
2nd Quarter                 43,949,105
3rd Quarter                 44,282,407
4th Quarter                 44,334,491
                           ------------
  Average                   44,152,343
                           ------------

                           ============
Year-to-date Primary EPS         $2.40
                           ============